SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2001
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
( Exact name of registrant as specified in its charter)

Delaware	0-27736	94-3165263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 250, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (415)394-9467

Item 5. Other Events

        On November 15, 2001 Point West Capital Corporation issued a press release announcing third quarter results and financial condition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

        99.1 Text of Press Release dated November 15,  2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

Date: November 16, 2001

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated November 15, 2001
5

FOR IMMEDIATE RELEASE
November 15, 2001

POINT WEST CAPITAL CORPORATION
ANNOUNCES THIRD QUARTER RESULTS
AND FINANCIAL CONDITION

       SAN FRANCISCO --(November  15, 2001) Point West Capital Corporation (OTC Symbol: PWCC.OB) today reported the following:

(Dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September, 30		September, 30
	2001	2000	2001	2000
Loss before extraordinary gain	$(3,266)	$(4,724)	$(8,829)	$(8,151)
Extraordinary gain	$--	$--	$--	$1,242
Net Loss	$(3,266)	$(4,724)	$(8,829)	$(6,909)
Loss per share before extraordinary gain:
Basic	$(0.97) (1)	$(1.41) (1)	$(2.63) (1)	$(2.43) (2)
Diluted	$(0.97) (1)	$(1.41) (1)	$(2.63) (1)	$(2.43) (2)
Net loss per share:
Basic	$(0.97) (1)	$(1.41) (1)	$(2.63) (1)	$(2.06) (2)
Diluted	$(0.97) (1)	$(1.41) (1)	$(2.63) (1)	$(2.06) (2)

(1)  Based on 3,352,624 weighted-average shares of common stock outstanding.
(2)  Based on 3,352,504 weighted-average shares of common stock outstanding.

               Point West Capital is a specialty financial services company. Further information regarding the Company, its results of operations and the other matters discussed in this press release is contained in the Company's Form 10-QSB for the quarterly period ended September  30, 2001 filed with the Securities and Exchange Commission on November 14, 2001.

       The following is summary balance sheet information as of September 30, 2001:

Cash and cash equivalents......................................................................	$1,041,815

Restricted cash...........................................................................................	$2,631,246

Investment Securities --available-for-sale...............................................	$69,873

Loans receivable, net of unearned income of ........................................

$575,130 and net of an allowance for loan .......................................

losses of $185,884.................................................................................	$36,415,434

Purchased life insurance policies..............................................................	$28,894,657

Non-marketable securities..........................................................................	$3,336,113

Total assets..................................................................................................	$74,216,348

Revolving certificates.................................................................................	$8,903,745

Term certificates...........................................................................................	$23,346,391

Securitized notes payable...........................................................................	$33,653,767

Debenture payable.......................................................................................	$6,500,000

Total liabilities..............................................................................................	$73,278,384

Accumulated comprehensive loss, net of tax.........................................	$(113,310)

Accumulated deficit....................................................................................	$(26,210,294)

Total stockholders’ equity........................................................................	$937,964

(KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: SPECIALTY FINANCE EARNINGS).

CONTACTS: POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
Alan B. Perper, 415/394-9467